Putnam
New
Opportunities
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Investment portfolios -- and mutual funds -- that are designed to seek above-average capital growth in rising stock markets also tend to be the most vulnerable when markets decline. Rarely has this truism been more clearly demonstrated than during the past 15 months. It is a message that was emphatically delivered to shareholders of Putnam New Opportunities Fund during the fiscal year that ended on June 30, 2001.

Given the market environment that prevailed throughout the period, this is a particularly apt time to counsel the importance of maintaining a long-term investment perspective. Seasoned investors have learned to look beyond such short-term events, for experience has taught them that while past performance can never be taken as an assurance of future returns, patience over the long term frequently has brought rewarding results.

We are pleased to announce the appointment of Richard B. Weed to your fund's management team. Before joining Putnam in 2000, Richard was with State Street Global Advisors and State Street Bank. He has six years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
August 15, 2001

REPORT FROM FUND MANAGEMENT

Daniel L. Miller
Jeffrey R. Lindsey
Richard B. Weed

The fiscal year ended June 30, 2001, was one of the most challenging in the 10-year history of Putnam New Opportunities Fund. Your fund's performance was affected by sharp declines in stocks of rapidly growing companies, particularly in the technology sector. While growth stocks began to recover in the final months of the period, your fund's 12-month return reflects the negative effects of a dramatically slowing U.S. economy, slumping investor confidence, and weakness across most sectors of the stock market. Despite the disappointing short-term results, we remain focused on the fund's long-term objectives and continue to target stocks that we believe will reward investors over time. As always, shareholders are encouraged to consider the fund's performance record over longer periods; a complete performance summary begins on page 6.

Total return for 12 months ended 6/30/01

      Class A           Class B          Class C          Class M
    NAV     POP       NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -43.10% -46.37%   -43.48% -45.92%  -43.53% -44.02%  -43.38% -45.37%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* A YEAR OF DISAPPOINTMENT FOR EQUITY INVESTORS

While a number of factors contributed to the difficult market environment, perhaps the most significant was the slowdown in economic growth, which began shortly after the start of the fiscal period. The steepest declines began in October, when the economy started slowing and a number of companies announced weaker-than-expected earnings. In the months that followed, the economic slowdown continued at a pace so rapid that many feared the U.S. economy would fall into a recession. Consumer confidence declined and businesses reduced their spending. The result was lower demand and excess inventories for many companies, particularly in the technology sector. By the close of 2000, all three major stock market indexes had delivered negative returns for the first time in 10 years.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Media                          10.8%

Software                       10.7%

Pharmaceuticals                 9.7%

Retail                          6.5%

Semiconductors                  6.3%

Footnote reads:
*Based on net assets as of 6/30/01. Holdings will vary over time.

In an effort to head off a recession, the Federal Reserve Board quickly took action by reducing short-term interest rates. By the end of June 2001, the Fed had cut rates six times, and investor sentiment had begun to show signs of improvement. Renewed optimism buoyed stocks in many sectors, including media, retail, and technology, which had suffered the sharpest declines throughout the fiscal year.

* SLOWING ECONOMY HIT TECHNOLOGY HARD

Technology, which represented the largest portion of your fund's portfolio, was hardest hit by market declines. The slumping economic environment led to a rapid slowdown in spending on technology. At the same time, a higher-than-usual number of bellwether technology companies delivered negative earnings news. The speed and magnitude of the losses in the sector took many investors by surprise. The Nasdaq Composite Index, a general measure of technology stock performance, reached its peak on March 10, 2000; one year later, it had declined by 59.34%.

Despite the challenges of the past year, we believe technology will continue to be a major growth trend and the driving force behind productivity and economic growth. For this reason, technology stocks continued to represent a significant portion of your fund's assets. Throughout the period, we remained focused on well-managed companies that we believe have the potential to sustain rates of growth that are above market averages, regardless of economic outlook and environment. However, we made reductions in areas such as optical equipment, communications equipment, and semiconductors, where we believed fundamentals had deteriorated.

In the final three months of the fiscal year, technology stocks began to recover. Companies that had been plagued by business spending cutbacks and low demand were working aggressively to reduce their inventory gluts. Although fundamentals for many technology companies remained weak, we anticipate that businesses will soon begin working their way toward more normal capital spending and ordering patterns, which should improve the outlook for the latter half of 2001.

* MARKET CORRECTION BRINGS OPPORTUNITIES

Also during the fiscal year, we adjusted the fund's sector allocations to take advantage of opportunities offered by the market correction. For example, as growth rates for technology companies declined considerably, we found growth companies in a number of other sectors, such as health care and consumer, that offered growth prospects that we believed were comparable to those of technology stocks. The fund maintained a small weighting in sectors such as industrials and energy because they offered far fewer stocks with the long-term growth potential we seek. Our decision to increase the fund's exposure to health-care companies proved beneficial, especially toward the end of the fiscal year. The fund's specialty pharmaceuticals, medical technology, and health-care services holdings were particularly strong. Health-care services companies benefited from a number of positive trends, including better cost controls, a more favorable reimbursement environment, and improved operational efficiency.


"During the fiscal year, we adjusted the fund's allocations to take advantage of opportunities offered by the declining market."

-- Daniel L. Miller, portfolio manager, Putnam New Opportunities Fund


One example from the fund's portfolio is Community Health Systems, Inc., which provides general hospital services in rural areas, making quality health care conveniently available to patients living outside of major cities. Another strong performer among the fund's health-care holdings was Invitrogen Corp., a biotech company that produces kits to simplify gene cloning and analysis for corporate, academic, and government research. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

* LONG-TERM GROWTH PROSPECTS APPEAR POSITIVE

Despite the challenges of fiscal 2001, we enter a new fiscal year with a positive outlook for the economy and the sectors in which your fund invests. Although the business environment was sluggish at the close of the period, we believe that most of the bad news has been priced into the market, which should position growth stocks for improvement.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Conglomerate

Viacom, Inc.
Media

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

Clear Channel Communications, Inc.
Media

VERITAS Software Corp.
Software

AOL Time Warner, Inc.
Media

Bed, Bath & Beyond, Inc.
Retail

Comverse Technology, Inc.
Communications equipment

Maxim Integrated Products, Inc.
Semiconductors

Footnote reads:
These holdings represent 23.7% of the fund's net assets as of 6/30/01. Portfolio holdings will vary over time.


The Federal Reserve Board's actions have been a critical positive factor, and its six interest-rate cuts should begin to stimulate the economy in the months ahead. In addition, companies have been quickly adjusting their businesses to protect their profitability, and many are poised to benefit from innovative products, new technology, and expansion in their industries over the long term. We enter fiscal 2002 with a strategic eye on market conditions while continuing to target well- managed companies that we believe offer compelling growth opportunities for investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/01, there is no guarantee the fund will continue to hold these securities in the future. This fund invests a portion of its assets in small- and mid-cap companies. Such investments increase the risk of greater price fluctuations.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Opportunities Fund is designed for investors seeking long-term capital appreciation primarily through common stock investments in companies in economic sectors with above-average long-term growth potential.




TOTAL RETURN FOR PERIODS ENDED 6/30/01

                     Class A           Class B         Class C           Class M
(inception dates)   (8/31/90)         (3/1/93)        (7/26/99)         (12/1/94)
                   NAV     POP       NAV    CDSC     NAV     CDSC      NAV     POP
--------------------------------------------------------------------------------------
1 year           -43.10%  -46.37%  -43.48% -45.92% -43.53%  -44.02%  -43.38%  -45.37%
--------------------------------------------------------------------------------------
5 years           48.90    40.35    43.90   41.90   43.43    43.43    45.21    40.13
Annual average     8.29     7.01     7.55    7.25    7.48     7.48     7.75     6.98
--------------------------------------------------------------------------------------
10 years         494.41   460.02   453.04  453.04  451.55   451.55   464.98   445.08
Annual average    19.51    18.80    18.65   18.65   18.62    18.62    18.91    18.48
--------------------------------------------------------------------------------------
Annual average
(life of fund)    21.30    20.64    20.42   20.42   20.40    20.40    20.66    20.26
--------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/01

                                   Russell Midcap              Consumer
                                    Growth Index              price index
----------------------------------------------------------------------------
1 year                                -31.51%                    3.19%
----------------------------------------------------------------------------
5 years                                78.56                    13.46
Annual average                         12.30                     2.56
----------------------------------------------------------------------------
10 years                              279.12                    30.81
Annual average                         14.25                     2.72
----------------------------------------------------------------------------
Annual average
(life of fund)                         15.72                     2.82
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation currently or previously in effect, without which returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 6/30/91

                Fund's class A         Russell Midcap        Consumer price
Date            shares at POP          Growth Index              index

6/30/91             9,421                 12,828                10,334
6/30/92            12,140                 14,391                10,653
6/30/93            17,739                 17,077                10,973
6/30/94            18,979                 17,432                11,246
6/30/95            25,879                 22,038                11,588
6/30/96            37,611                 27,237                11,915
6/30/97            39,214                 32,028                12,188
6/30/98            52,057                 39,720                12,386
6/30/99            61,329                 47,788                12,629
6/30/00            98,421                 71,010                13,100
6/30/01           $56,002                $37,912               $13,081

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $55,304 and $55,155, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $56,498 ($54,508 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/01

                       Class A       Class B       Class C       Class M
-----------------------------------------------------------------------------
Distributions (number)
-----------------------------------------------------------------------------
Income                   --            --            --            --
-----------------------------------------------------------------------------
Capital gains
  Long-term           $6.4050       $6.4050       $6.4050       $6.4050
-----------------------------------------------------------------------------
  Short-term           3.0520        3.0520        3.0520        3.0520
-----------------------------------------------------------------------------
  Total               $9.4570       $9.4570       $9.4570       $9.4570
-----------------------------------------------------------------------------
Share value:         NAV     POP       NAV           NAV      NAV     POP
-----------------------------------------------------------------------------
6/30/00            $96.61  $102.50   $91.07        $95.94   $93.63   $97.03
-----------------------------------------------------------------------------
6/30/01             47.97    50.90    44.50         47.21    46.03    47.70
-----------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

COMPARATIVE BENCHMARKS

Russell Midcap Growth Index measures the performance of Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam New Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Opportunities Fund (the "fund") at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 2001



THE FUND'S PORTFOLIO
June 30, 2001

COMMON STOCKS (95.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,190,000 Lamar Advertising Co. (NON)                                                       $ 140,360,000
             73,200 Omnicom Group, Inc.                                                                   6,295,200
                                                                                                      -------------
                                                                                                        146,655,200

Airlines (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,585,000 Ryanair Holdings PLC ADR (Ireland) (NON)                                            186,240,750
          2,225,000 Southwest Airlines Co.                                                               41,140,250
                                                                                                      -------------
                                                                                                        227,381,000

Banking (2.8%)
-------------------------------------------------------------------------------------------------------------------
          3,680,800 Bank of New York Co., Inc. (The)                                                    176,678,400
          1,280,000 Fifth Third Bancorp                                                                  76,864,000
          3,895,000 National Commerce Financial Corp.                                                    94,921,150
            149,200 Silicon Valley Bancshares (NON)                                                       3,282,400
          3,070,700 TCF Financial Corp.                                                                 142,204,117
          1,765,000 Zions Bancorp                                                                       104,135,000
                                                                                                      -------------
                                                                                                        598,085,067

Beverage (0.7%)
-------------------------------------------------------------------------------------------------------------------
            305,600 Pepsi Bottling Group, Inc. (The)                                                     12,254,560
          2,988,200 PepsiCo, Inc.                                                                       132,078,440
                                                                                                      -------------
                                                                                                        144,333,000

Biotechnology (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,319,500 Genentech, Inc. (NON)                                                                72,704,450
            799,900 ICOS Corp. (NON)                                                                     51,193,600
            379,900 IDEC Pharmaceuticals Corp. (NON)                                                     25,715,431
            598,900 Imclone Systems, Inc (NON)                                                           31,621,920
          5,378,100 MedImmune, Inc. (NON)                                                               253,846,320
            424,700 SICOR, Inc. (NON)                                                                     9,810,570
            770,000 Vertex Pharmaceuticals, Inc. (NON)                                                   38,115,000
                                                                                                      -------------
                                                                                                        483,007,291

Cable Television (1.6%)
-------------------------------------------------------------------------------------------------------------------
         19,254,662 AT&T Corp. - Liberty Media Group Class A (NON)                                      336,764,038
            274,800 Mediacom Communications Corp. (NON)                                                   4,852,968
                                                                                                      -------------
                                                                                                        341,617,006

Commercial and Consumer Services (2.8%)
-------------------------------------------------------------------------------------------------------------------
          2,960,000 CDW Computer Centers, Inc. (NON)                                                    117,541,600
          1,920,000 Cintas Corp.                                                                         88,800,000
            193,700 eBay, Inc. (NON)                                                                     13,266,513
            226,600 H&R Block, Inc.                                                                      14,627,030
          1,075,000 Macrovision Corp. (NON)                                                              73,637,500
          1,322,900 Paychex, Inc.                                                                        52,916,000
          2,196,300 Robert Half International, Inc. (NON)                                                54,665,907
          2,880,000 TMP Worldwide, Inc. (NON)                                                           172,800,000
                                                                                                      -------------
                                                                                                        588,254,550

Communications Equipment (5.8%)
-------------------------------------------------------------------------------------------------------------------
            745,000 Brocade Communications Systems (NON)                                                 32,772,550
          1,413,500 CIENA Corp. (NON)                                                                    53,713,000
          8,649,500 Cisco Systems, Inc. (NON) (SEG)                                                     157,420,900
          6,121,700 Comverse Technology, Inc. (NON)                                                     349,549,070
            302,000 Digital Lightwave, Inc. (NON)                                                        11,161,920
          1,225,000 Extreme Networks, Inc. (NON)                                                         36,137,500
            920,000 Inrange Technologies Corp. (NON)                                                     14,122,000
          1,925,000 McData Corp. (NON)                                                                   33,783,750
          2,777,100 Nokia OYJ ADR (Finland)                                                              61,207,284
            750,000 ONI System Corp. (NON)                                                               20,925,000
            793,400 Polycom, Inc. (NON)                                                                  18,319,606
          3,369,500 QUALCOMM, Inc. (NON)                                                                197,048,360
          2,494,100 Scientific-Atlanta, Inc.                                                            101,260,460
          4,710,000 Sonus Networks, Inc. (NON)                                                          110,025,600
            625,000 Tellium, Inc. (NON)                                                                  11,375,000
                                                                                                      -------------
                                                                                                      1,208,822,000

Computer Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
            149,300 BISYS Group, Inc. (The) (NON)                                                         8,808,700
          2,192,300 Checkfree Corp. (NON)                                                                76,883,961
             66,300 Fiserv, Inc. (NON)                                                                    4,241,874
                                                                                                      -------------
                                                                                                         89,934,535

Computers -- Hardware (1.1%)
-------------------------------------------------------------------------------------------------------------------
          5,006,300 Dell Computer Corp. (NON)                                                           130,914,745
            783,048 IBM Corp.                                                                            88,484,424
            129,500 Lexmark International, Inc. (NON)                                                     8,708,875
                                                                                                      -------------
                                                                                                        228,108,044

Computers -- Software and Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
             82,700 BARRA, Inc. (NON)                                                                     3,237,705
            381,000 Electronics for Imaging, Inc. (NON)                                                  11,239,500
            863,000 Internet Security Systems, Inc. (NON)                                                41,907,280
            505,100 Mentor Graphics Corp. (NON)                                                           8,839,250
          3,570,000 VeriSign, Inc. (NON)                                                                214,235,700
                                                                                                      -------------
                                                                                                        279,459,435

Conglomerates (4.7%)
-------------------------------------------------------------------------------------------------------------------
         15,582,900 General Electric Co. (SEG)                                                          759,666,375
          4,021,000 Tyco International, Ltd. (Bermuda)                                                  219,144,500
                                                                                                      -------------
                                                                                                        978,810,875

Consumer Finance (1.2%)
-------------------------------------------------------------------------------------------------------------------
            931,200 AmeriCredit Corp. (NON)                                                              48,375,840
          2,284,692 Capital One Financial Corp.                                                         137,081,520
            151,800 Metris Cos., Inc.                                                                     5,117,178
          1,197,268 Providian Financial Corp.                                                            70,878,266
                                                                                                      -------------
                                                                                                        261,452,804

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Power-One, Inc. (NON)                                                                22,464,000

Electronics (4.1%)
-------------------------------------------------------------------------------------------------------------------
          3,160,000 Celestica, Inc. (Canada) (NON)                                                      162,740,000
          4,502,100 Finisar Corp. (NON)                                                                  84,099,228
          6,222,000 Flextronics International, Ltd. (NON)                                               162,456,420
          4,585,000 Jabil Circuit, Inc. (NON)                                                           141,493,100
            276,000 PerkinElmer, Inc.                                                                     7,598,280
          2,725,000 QLogic Corp. (NON)                                                                  175,626,250
          3,680,000 Sanmina Corp. (NON)                                                                  86,148,800
             25,260 Texas Instruments, Inc.                                                                 795,690
            179,700 Vishay Intertechnology, Inc. (NON)                                                    4,133,100
            890,000 Xilinx, Inc. (NON)                                                                   36,703,600
                                                                                                      -------------
                                                                                                        861,794,468

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,505,000 Global Marine, Inc. (NON)                                                            28,038,150
            389,700 Key Energy Services, Inc. (NON)                                                       4,224,348
            409,000 Marine Drilling Co., Inc. (NON)                                                       7,815,990
          1,405,000 Nabors Industries, Inc. (NON)                                                        52,266,000
          1,580,000 National-Oilwell, Inc. (NON)                                                         42,344,000
          1,040,000 Patterson-UTI Energy, Inc. (NON)                                                     18,584,800
                                                                                                      -------------
                                                                                                        153,273,288

Financial (0.3%)
-------------------------------------------------------------------------------------------------------------------
            569,317 Fannie Mae                                                                           48,477,343
            106,400 Intuit, Inc. (NON)                                                                    4,254,936
                                                                                                      -------------
                                                                                                         52,732,279

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,700,600 Kraft Foods, Inc. Class A (NON)                                                      83,718,600

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            214,900 Argosy Gaming Co. (NON)                                                               5,965,624
            229,300 International Game Technology (NON)                                                  14,388,575
                                                                                                      -------------
                                                                                                         20,354,199

Health Care Services (3.5%)
-------------------------------------------------------------------------------------------------------------------
            114,800 AdvancePCS (NON)                                                                      7,352,940
          1,384,700 AmeriSource Health Corp. Class A (NON)                                               76,573,910
            903,100 Cardinal Health, Inc.                                                                62,313,900
          1,704,100 Caremark Rx, Inc. (NON)                                                              28,032,445
            138,700 Cerner Corp. (NON)                                                                    5,825,400
          1,413,500 Community Health Systems, Inc. (NON)                                                 41,698,250
            560,200 DaVita, Inc. (NON)                                                                   11,388,866
          3,080,000 Healthsouth Corp. (NON)                                                              49,187,600
            239,600 Henry Schein, Inc. (NON)                                                              9,164,700
          3,235,000 IMS Health, Inc.                                                                     92,197,500
          1,555,600 Mckesson HBOC, Inc. (NON)                                                            57,743,872
            290,000 Oxford Health Plans, Inc. (NON)                                                       8,294,000
            158,200 Pharmaceutical Product Development, Inc. (NON)                                        4,826,682
          3,801,100 UnitedHealth Group, Inc.                                                            234,717,925
            830,000 Universal Health Services, Inc. (NON)                                                37,765,000
            480,800 WebMD Corp. (NON)                                                                     3,365,600
                                                                                                      -------------
                                                                                                        730,448,590

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
            284,300 Lennar Corp.                                                                         11,855,310
             46,500 NVR, Inc. (NON)                                                                       6,882,000
                                                                                                      -------------
                                                                                                         18,737,310

Insurance (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,682,300 American International Group, Inc.                                                  144,677,800
             92,600 Brown & Brown, Inc.                                                                   3,888,274
                                                                                                      -------------
                                                                                                        148,566,074

Investment Banking/Brokerage (1.2%)
-------------------------------------------------------------------------------------------------------------------
            291,900 Federated Investors, Inc.                                                             9,399,180
          2,642,400 Morgan Stanley, Dean Witter & Co.                                                   169,721,352
          5,211,500 Schwab (Charles) Corp.                                                               79,735,950
                                                                                                      -------------
                                                                                                        258,856,482

Leisure (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,692,700 Harley-Davidson, Inc.                                                               126,772,316

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,440,800 Four Seasons Hotels, Inc. (Canada)                                                   79,748,280

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            108,800 Roper Industries, Inc.                                                                4,542,400
            253,200 Teleflex, Inc.                                                                       11,140,800
                                                                                                      -------------
                                                                                                         15,683,200

Media (10.8%)
-------------------------------------------------------------------------------------------------------------------
          7,998,050 AOL Time Warner, Inc. (NON)                                                         423,896,650
          7,696,100 Clear Channel Communications, Inc. (NON)                                            482,545,470
          2,020,000 Entercom Communications Corp. (NON)                                                 108,292,200
          3,711,300 Hispanic Broadcasting Corp. (NON)                                                   106,477,197
            130,100 Pixar, Inc. (NON)                                                                     5,308,080
          6,309,300 Univision Communications, Inc. Class A (NON)                                        269,911,854
         12,760,615 Viacom, Inc. Class B (NON)                                                          660,361,826
          5,315,200 WestWood One, Inc. (NON)                                                            195,865,120
            410,800 Yahoo!, Inc. (NON)                                                                    8,211,892
                                                                                                      -------------
                                                                                                      2,260,870,289

Medical Technology (3.9%)
-------------------------------------------------------------------------------------------------------------------
          3,030,037 Applera Corp-Applied Biosystems Group                                                81,053,490
          6,235,900 Apogent Technologies, Inc. (NON) (AFF)                                              153,403,140
            497,600 Charles River Laboratories International, Inc. (NON)                                 17,291,600
          2,010,000 Cytyc Corp. (NON)                                                                    46,330,500
            628,200 Edwards Lifesciences Corp. (NON)                                                     16,559,352
          2,175,000 Invitrogen Corp. (NON)                                                              156,165,000
          3,726,700 Medtronic, Inc.                                                                     171,465,467
          1,540,000 QIAGEN NV (Netherlands) (NON)                                                        33,957,000
          1,795,663 Sybron Dental Specialties, Inc. (NON)                                                36,793,135
          3,518,500 Waters Corp. (NON)                                                                   97,145,785
                                                                                                      -------------
                                                                                                        810,164,469

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
            739,409 Freeport-McMoRan Copper & Gold Co., Inc. Class A (NON)                                7,416,272

Natural Gas Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,222,756 Dynegy, Inc.                                                                        103,358,154
          1,981,400 Enron Corp.                                                                          97,088,600
                                                                                                      -------------
                                                                                                        200,446,754

Oil & Gas (--%)
-------------------------------------------------------------------------------------------------------------------
            225,500 Valero Energy Corp.                                                                   8,293,890

Pharmaceuticals (9.7%)
-------------------------------------------------------------------------------------------------------------------
          2,120,085 Allergan, Inc.                                                                      181,267,268
            440,000 Andrx Group (NON)                                                                    33,880,000
          1,940,000 Cephalon, Inc. (NON)                                                                136,770,000
             70,200 Cima Labs, Inc. (NON)                                                                 5,510,700
            540,000 Elan Corp. PLC ADR (Ireland) (NON)                                                   32,940,000
          1,205,000 Enzon, Inc. (NON)                                                                    75,312,500
          1,288,300 Forest Laboratories, Inc. (NON)                                                      91,469,300
          3,544,000 IVAX Corp. (NON)                                                                    138,216,000
          1,778,400 Johnson & Johnson                                                                    88,920,000
          2,048,358 King Pharmaceuticals, Inc. (NON)                                                    110,099,243
          2,153,000 Lilly (Eli) & Co.                                                                   159,322,000
          1,330,000 Medicis Pharmaceutical Corp. Class A (NON)                                           70,490,000
          2,802,500 Merck & Co., Inc.                                                                   179,107,775
         12,132,700 Pfizer, Inc.                                                                        485,914,635
          1,508,300 Pharmacia Corp.                                                                      69,306,385
            947,500 Schering-Plough Corp.                                                                34,337,400
          2,445,000 Shire Pharmaceuticals Group PLC ADR (United Kingdom) (NON)                          135,697,500
                                                                                                      -------------
                                                                                                      2,028,560,706

Power Producers (2.5%)
-------------------------------------------------------------------------------------------------------------------
          1,515,932 AES Corp. (NON)                                                                      65,260,873
          5,912,400 Calpine Corp. (NON)                                                                 223,488,720
          6,262,557 Mirant Corp. (NON)                                                                  215,431,961
            935,000 Reliant Resources, Inc. (NON)                                                        23,094,500
                                                                                                      -------------
                                                                                                        527,276,054

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
            205,900 Brinker International, Inc. (NON)                                                     5,322,515
          2,654,115 Starbucks Corp. (NON)                                                                61,044,645
                                                                                                      -------------
                                                                                                         66,367,160

Retail (6.5%)
-------------------------------------------------------------------------------------------------------------------
          1,220,000 AutoZone, Inc. (NON)                                                                 45,750,000
         13,184,000 Bed Bath & Beyond, Inc. (NON)                                                       411,340,800
            267,700 BJ's Wholesale Club, Inc. (NON)                                                      14,257,700
          1,350,000 Dollar General Corp.                                                                 26,325,000
          5,032,500 Dollar Tree Stores, Inc. (NON)                                                      140,104,800
            252,800 Expedia, Inc. (NON)                                                                  11,780,480
          1,555,000 Family Dollar Stores, Inc.                                                           39,854,650
          2,555,500 HomeStore.com, Inc. (NON)                                                            89,340,280
          4,015,000 Kohls Corp. (NON)                                                                   251,860,950
          1,848,600 Lowe's Cos., Inc.                                                                   134,115,930
            311,100 Oakley, Inc. (NON)                                                                    5,755,350
          2,849,500 Wal-Mart Stores, Inc.                                                               139,055,600
          2,091,800 Whole Foods Market, Inc. (NON)                                                       56,687,780
                                                                                                      -------------
                                                                                                      1,366,229,320

Schools (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,518,000 Apollo Group, Inc. Class A (NON)                                                     64,439,100
          2,365,000 SmartForce Public Limited Co. ADR (Ireland) (NON)                                    83,318,950
                                                                                                      -------------
                                                                                                        147,758,050

Semiconductors (6.3%)
-------------------------------------------------------------------------------------------------------------------
            159,300 Advanced Micro Devices, Inc. (NON)                                                    4,600,584
          1,130,000 Altera Corp. (NON)                                                                   32,770,000
          2,985,800 Applied Micro Circuits Corp. (NON)                                                   51,355,760
             97,000 Analog Devices, Inc. (NON)                                                            4,195,250
            181,800 Cypress Semiconductor Corp. (NON)                                                     4,335,930
          1,470,600 Emulex Corp. (NON)                                                                   59,412,240
            303,200 Fairchild Semiconductor Corp. Class A (NON)                                           6,973,600
          1,255,000 GlobeSpan, Inc. (NON)                                                                18,323,000
          4,031,800 Intel Corp.                                                                         117,930,150
          4,095,000 Linear Technology Corp.                                                             181,080,900
          5,491,000 Marvell Technology Group, Ltd. (Bermuda) (NON)                                      147,707,900
          7,806,700 Maxim Integrated Products, Inc. (NON)                                               345,134,207
          1,770,000 Micrel, Inc. (NON)                                                                   58,410,000
          2,095,000 Microchip Technology, Inc. (NON)                                                     70,035,850
          2,524,900 Micron Technology, Inc. (NON)                                                       103,773,390
            178,300 NVIDIA Corp. (NON)                                                                   16,537,325
          2,475,000 Semtech Corp. (NON)                                                                  74,250,000
          1,680,000 TranSwitch Corp. (NON)                                                               18,480,000
                                                                                                      -------------
                                                                                                      1,315,306,086

Semiconductor Production Equipment (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,619,200 Applied Materials, Inc. (NON)                                                        79,502,720
          1,690,000 ASM Lithography Holdings NV (Netherlands) (NON)                                      37,602,500
            740,000 KLA-Tencor Corp. (NON)                                                               43,267,800
          1,870,600 LAM Research Corp. (NON)                                                             55,463,290
          1,065,000 Novellus Systems, Inc. (NON)                                                         60,481,350
                                                                                                      -------------
                                                                                                        276,317,660

Software (10.7%)
-------------------------------------------------------------------------------------------------------------------
            144,400 Activision, Inc. (NON)                                                                5,667,700
            428,491 Adobe Systems, Inc.                                                                  20,139,077
            894,734 Agile Software Corp. (NON)                                                           15,210,478
          3,360,000 Amdocs, Ltd. (NON)                                                                  180,936,000
          6,054,600 BEA Systems, Inc. (NON)                                                             185,936,766
            179,700 Cadence Design Systems, Inc. (NON)                                                    3,347,811
            560,000 Check Point Software Technologies, Ltd. (Israel) (NON)                               28,319,200
            210,900 Citrix Systems, Inc. (NON)                                                            7,360,410
             94,000 Computer Associates International, Inc.                                               3,384,000
            440,800 E.piphany, Inc. (NON)                                                                 4,478,528
          2,405,000 Electronic Arts, Inc. (NON)                                                         139,249,500
          1,070,000 Informatica Corp. (NON)                                                              18,575,200
          1,460,000 Interwoven, Inc. (NON)                                                               24,674,000
          1,481,800 Manugistics Group, Inc. (NON)                                                        37,193,180
            397,600 MetaSolv, Inc. (NON)                                                                  3,152,968
          1,390,700 Micromuse, Inc. (NON)                                                                38,925,693
          7,935,200 Microsoft Corp. (NON)                                                               579,269,600
            665,200 Novell, Inc. (NON)                                                                    3,784,988
          9,264,900 Parametric Technology Corp. (NON)                                                   129,615,950
          2,024,800 Peregrine Systems, Inc. (NON)                                                        58,719,200
          1,205,000 Retek, Inc. (NON)                                                                    57,767,700
          3,360,300 Siebel Systems, Inc. (NON)                                                          157,598,070
            226,800 Sybase, Inc. (NON)                                                                    3,730,860
            955,400 Symantec Corp. (NON)                                                                 41,741,426
          7,076,000 VERITAS Software Corp. (NON)                                                        470,766,280
          1,439,000 webMethods, Inc. (NON)                                                               30,478,020
                                                                                                      -------------
                                                                                                      2,250,022,605

Telecommunications (2.9%)
-------------------------------------------------------------------------------------------------------------------
          6,508,500 Asia Global Crossing, Ltd. Class A                                                   38,725,575
          2,165,000 Focal Communications Corp. (Bermuda) (NON)                                            5,109,400
          3,020,000 Global Crossing, Ltd. (NON)                                                          26,092,800
            845,200 Infonet Services Corp. (NON)                                                          7,184,200
         15,400,600 McLeodUSA, Inc. Class A (NON)                                                        70,688,754
         17,276,100 Metromedia Fiber Network, Inc. Class A (NON)                                         35,243,244
          2,640,400 Qwest Communications International, Inc.                                             84,149,548
          1,460,000 SBA Communications Corp. (NON)                                                       36,135,000
          2,355,000 Sprint Corp. (PCS Group) (NON)                                                       56,873,250
          2,160,000 TeleCorp PCS, Inc. (NON)                                                             41,839,200
          2,383,600 Time Warner Telecom, Inc. (NON)                                                      79,898,272
          1,535,000 Triton PCS Holdings, Inc. (NON)                                                      62,935,000
             60,700 United States Cellular Corp. (NON)                                                    3,499,355
            830,000 Western Wireless Corp. (NON)                                                         35,690,000
         11,376,640 XO Communications, Inc. (NON)                                                        21,843,149
                                                                                                    ---------------
                                                                                                        605,906,747

Tobacco (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,174,400 Philip Morris Cos., Inc.                                                             59,600,800
                                                                                                    ---------------
                    Total Common Stocks (cost $17,275,928,514)                                      $20,079,606,755

SHORT-TERM INVESTMENTS (3.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$       146,040,000 Abbott Laboratories effective yield of 3.88%, July 5, 2001                      $   145,977,040
         40,000,000 Banc One Financial Corp. effective yield of 3.97%, July 20, 2001                     39,916,189
        100,000,000 CXC Inc. effective yield of 3.77%, July 3, 2001                                      99,979,056
         92,000,000 Falcon Asset Security Corp. effective yield of 3.70%,
                    August 3, 2001                                                                       91,687,967
         75,000,000 General Electric Capital Corp. effective yield of 4.00%,
                    July 10, 2001                                                                        74,925,000
         76,490,000 Sheffield Receivables effective yield of 3.88%, July 20, 2001                        76,336,595
         50,000,000 State Street Boston Corp. effective yield of 3.75%, July 30, 2001                    49,848,958
         48,130,000 Thunder Bay Funding, Inc. effective yield of 3.94%, July 17, 2001                    48,044,436
         90,190,000 Interest in $400,000,000 joint repurchase agreement dated
                    June 29, 2001 with Morgan Stanley & Co., Inc. due
                    July 2, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $90,220,514 for an
                    effective yield of 4.06%                                                             90,190,000
                                                                                                    ---------------
                    Total Short-Term Investments (cost $716,905,241)                                $   716,905,241
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $17,992,833,755) (b)                                    $20,796,511,996
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $20,984,038,686.

  (b) The aggregate identified cost on a tax basis is $18,220,227,892, resulting in gross unrealized appreciation and depreciation of $5,277,840,608 and $2,701,556,504, respectively, or net unrealized appreciation of $2,576,284,104.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at June 30, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at June 30, 2001
                                 Aggregate Face  Expiration    Unrealized
                   Total Value        Value        Date       Depreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)            $475,744,125    $479,185,869    Sep-01      $(3,441,744)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $17,992,833,755)
(Note 1)                                                                    $20,796,511,996
-------------------------------------------------------------------------------------------
Cash                                                                                    952
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         3,092,763
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           17,117,924
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  685,083,362
-------------------------------------------------------------------------------------------
Total assets                                                                 21,501,806,997

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                               132,648
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                35,000
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                416,727,670
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       54,599,864
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     25,193,549
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        5,006,738
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       583,837
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         18,965
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                           13,320,013
-------------------------------------------------------------------------------------------
Other accrued expenses                                                            2,150,027
-------------------------------------------------------------------------------------------
Total liabilities                                                               517,768,311
-------------------------------------------------------------------------------------------
Net assets                                                                  $20,984,038,686

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $20,531,899,040
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                       (2,348,096,851)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                    2,800,236,497
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding   $20,984,038,686

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($12,595,034,266 divided by 262,570,730 shares)                                      $47.97
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $47.97)*                              $50.90
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($6,137,937,832 divided by 137,932,513 shares)**                                     $44.50
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($136,416,959 divided by 2,889,604 shares)**                                         $47.21
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($411,250,787 divided by 8,934,298 shares)                                           $46.03
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $46.03)*                              $47.70
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,703,398,842 divided by 34,730,533 shares)                                        $49.05
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended June 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $48,596)                                  $     43,273,924
-------------------------------------------------------------------------------------------
Interest                                                                         50,694,389
-------------------------------------------------------------------------------------------
Total investment income                                                          93,968,313

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                132,391,152
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   37,742,796
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   194,613
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     66,664
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            41,094,821
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            81,499,751
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,421,652
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             4,309,694
-------------------------------------------------------------------------------------------
Other                                                                            13,333,263
-------------------------------------------------------------------------------------------
Total expenses                                                                  312,054,406
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (4,263,154)
-------------------------------------------------------------------------------------------
Net expenses                                                                    307,791,252
-------------------------------------------------------------------------------------------
Net investment loss                                                            (213,822,939)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1, 3 and 5)
(including net realized loss of $235,669,785 on sales of
investments in affiliated issuers)                                           (1,323,151,394)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (40,931,590)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          26,892
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currency during the year                                                         18
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures during the year                                                     (14,856,338,684)
-------------------------------------------------------------------------------------------
Net loss on investments                                                     (16,220,394,758)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(16,434,217,697)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended June 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                              $   (213,822,939) $  (252,170,660)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                      (1,364,056,092)   3,180,295,678
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies      (14,856,338,666)   9,974,138,897
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                   (16,434,217,697)  12,902,263,915
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                         (1,607,781,600) (1,314,506,964)
--------------------------------------------------------------------------------------------------
   Class B                                                           (966,627,892)    (933,682,378)
--------------------------------------------------------------------------------------------------
   Class C                                                            (14,399,015)        (488,124)
--------------------------------------------------------------------------------------------------
   Class M                                                            (57,792,875)     (54,386,506)
--------------------------------------------------------------------------------------------------
   Class Y                                                           (211,928,459)    (125,842,222)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                           (530,137,456)              --
--------------------------------------------------------------------------------------------------
   Class B                                                           (318,728,397)              --
--------------------------------------------------------------------------------------------------
   Class C                                                             (4,747,820)              --
--------------------------------------------------------------------------------------------------
   Class M                                                            (19,056,175)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                            (69,879,649)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                   4,162,801,381    4,859,855,740
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                           (16,072,495,654)  15,333,213,461

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                  37,056,534,340   21,723,320,879
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $--, respectively)                              $20,984,038,686  $37,056,534,340
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $96.61       $65.61       $57.68       $44.47       $42.99
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.37)(c)     (.54)(c)     (.32)(c)     (.25)        (.20)(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (38.81)       38.84        10.13        14.55         2.00
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (39.18)       38.30         9.81        14.30         1.80
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (7.11)       (7.30)       (1.88)       (1.09)        (.26)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gains                         (2.35)          --           --           --         (.06)
-----------------------------------------------------------------------------------------------------
Total distributions                    (9.46)       (7.30)       (1.88)       (1.09)        (.32)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $47.97       $96.61       $65.61       $57.68       $44.47
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (43.10)       60.49        17.81        32.75         4.26
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $12,595,034  $21,138,863  $11,817,798  $10,163,386   $7,381,624
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .89          .86          .93          .98         1.06
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.55)        (.64)        (.56)        (.49)        (.48)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 67.74        53.13        76.54        65.21        66.74
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $91.07       $62.51       $55.42       $43.08       $41.96
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.77)(c)     (.98)(c)     (.66)(c)     (.62)        (.49)(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (36.34)       36.84         9.63        14.05         1.93
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (37.11)       35.86         8.97        13.43         1.44
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (7.11)       (7.30)       (1.88)       (1.09)        (.26)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gains                         (2.35)          --           --           --         (.06)
-----------------------------------------------------------------------------------------------------
Total distributions                    (9.46)       (7.30)       (1.88)       (1.09)        (.32)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $44.50       $91.07       $62.51       $55.42       $43.08
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (43.48)       59.53        17.01        31.78         3.50
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $6,137,938  $12,343,996   $8,382,292   $7,950,848   $6,359,447
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.53         1.46         1.60         1.73         1.81
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.19)       (1.24)       (1.23)       (1.24)       (1.23)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 67.74        53.13        76.54        65.21        66.74
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  July 26, 1999+
operating performance                 June 30    to June 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $95.94       $65.31
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment loss (c)                 (.82)       (1.13)
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (38.45)       39.06
--------------------------------------------------------------
Total from
investment operations                 (39.27)       37.93
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized gain
on investments                         (7.11)       (7.30)
--------------------------------------------------------------
In excess of net realized gains        (2.35)          --
--------------------------------------------------------------
Total distributions                    (9.46)       (7.30)
--------------------------------------------------------------
Net asset value,
end of period                         $47.21       $95.94
--------------------------------------------------------------
Total return at
net asset value (%)(a)                (43.53)       60.14*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                      $136,417     $118,720
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.64         1.50*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.29)       (1.30)*
--------------------------------------------------------------
Portfolio turnover (%)                 67.74        53.13
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $93.63       $64.05       $56.65       $43.91       $42.66
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.69)(c)     (.93)(c)     (.58)(c)     (.49)        (.40)(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (37.45)       37.81         9.86        14.32         1.97
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (38.14)       36.88         9.28        13.83         1.57
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (7.11)       (7.30)       (1.88)       (1.09)        (.26)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gains                         (2.35)          --           --           --         (.06)
-----------------------------------------------------------------------------------------------------
Total distributions                    (9.46)       (7.30)       (1.88)       (1.09)        (.32)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $46.03       $93.63       $64.05       $56.65       $43.91
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (43.38)       59.71        17.19        32.09         3.75
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $411,251     $770,194     $491,209     $444,325     $337,535
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.39         1.36         1.43         1.48         1.56
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.05)       (1.14)       (1.06)        (.99)        (.98)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 67.74        53.13        76.54        65.21        66.74
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $98.28       $66.49       $58.28       $44.82       $43.21
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (c)                 (.21)        (.34)        (.19)        (.13)        (.09)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (39.56)       39.43        10.28        14.68         2.02
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (39.77)       39.09        10.09        14.55         1.93
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (7.11)       (7.30)       (1.88)       (1.09)        (.26)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gains                         (2.35)          --           --           --         (.06)
-----------------------------------------------------------------------------------------------------
Total distributions                    (9.46)       (7.30)       (1.88)       (1.09)        (.32)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $49.05       $98.28       $66.49       $58.28       $44.82
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (42.96)       60.88        18.11        33.05         4.54
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,703,399   $2,684,761   $1,032,022     $476,037     $254,126
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .64          .61          .68          .73          .81
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.30)        (.39)        (.32)        (.24)        (.23)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 67.74        53.13        76.54        65.21        66.74
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
June 30, 2001

Note 1
Significant accounting policies

Putnam New Opportunities Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally, accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, unrealized and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2001, the fund reclassified $213,822,939 to decrease accumulated net investment loss and $213,677,479 to decrease paid-in-capital, with an increase to accumulated net realized losses of $145,460. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, and 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2001, the fund's expenses were reduced by $4,263,154 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $8,431 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. Prior to February 12, 2001 the annual rate for class B was 0.85%.

For the year ended June 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $4,131,736 and $118,643 from the sale of class A and class M shares, respectively, and received $7,796,806 and $62,540 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended June 30, 2001, Putnam Retail Management, acting as underwriter received $61,108 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended June 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $18,792,053,239 and $18,735,667,125, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At June 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 71,424,787      $4,754,944,031
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               31,455,012       2,037,972,351
---------------------------------------------------------------------------
                                           102,879,799       6,792,916,382

Shares
repurchased                                (59,118,869)     (3,782,498,906)
---------------------------------------------------------------------------
Net increase                                43,760,930      $3,010,417,476
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 72,591,101      $6,479,545,574
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               15,450,176       1,255,170,146
---------------------------------------------------------------------------
                                            88,041,277       7,734,715,720

Shares
repurchased                                (49,365,989)     (4,178,555,133)
---------------------------------------------------------------------------
Net increase                                38,675,288      $3,556,160,587
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,806,817     $ 1,320,844,738
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               18,727,107       1,130,180,290
---------------------------------------------------------------------------
                                            38,533,924       2,451,025,028

Shares
repurchased                                (36,143,656)     (2,022,879,830)
---------------------------------------------------------------------------
Net increase                                 2,390,268     $   428,145,198
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,928,179     $ 1,574,034,629
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               10,607,897         815,111,339
---------------------------------------------------------------------------
                                            29,536,076       2,389,145,968

Shares
repurchased                                (28,083,935)     (2,351,741,945)
---------------------------------------------------------------------------
Net increase                                 1,452,141     $    37,404,023
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,958,755        $139,593,279
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  259,704          16,631,460
---------------------------------------------------------------------------
                                             2,218,459         156,224,739

Shares
repurchased                                   (566,282)        (32,394,437)
---------------------------------------------------------------------------
Net increase                                 1,652,177        $123,830,302
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                             June 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,291,349        $117,360,127
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,221             422,953
---------------------------------------------------------------------------
                                             1,296,570         117,783,080

Shares
repurchased                                    (59,143)         (5,563,414)
---------------------------------------------------------------------------
Net increase                                 1,237,427        $112,219,666
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,670,208       $ 109,688,940
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,169,186          72,887,065
---------------------------------------------------------------------------
                                             2,839,394         182,576,005

Shares
repurchased                                 (2,130,833)       (132,029,125)
---------------------------------------------------------------------------
Net increase                                   708,561       $  50,546,880
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,159,752       $ 175,108,567
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  650,665          51,370,000
---------------------------------------------------------------------------
                                             2,810,417         226,478,567

Shares
repurchased                                 (2,253,393)       (178,919,840)
---------------------------------------------------------------------------
Net increase                                   557,024       $  47,558,727
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,752,097      $1,045,688,688
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,261,409         281,808,108
---------------------------------------------------------------------------
                                            19,013,506       1,327,496,796

Shares
repurchased                                (11,601,175)       (777,635,271)
---------------------------------------------------------------------------
Net increase                                 7,412,331      $  549,861,525
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,748,825      $1,902,139,962
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,525,241         125,842,222
---------------------------------------------------------------------------
                                            22,274,066       2,027,982,184

Shares
repurchased                                (10,477,817)       (921,469,447)
---------------------------------------------------------------------------
Net increase                                11,796,249      $1,106,512,737
---------------------------------------------------------------------------

Note 5
Transactions with affiliated companies

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                                              Purchase               Sales            Dividend              Market
Affiliates                                        cost                cost              Income               Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Apogent Technologies, Inc. *              $ 19,403,169        $         --                 $--        $153,403,140
Bed Bath & Beyond, Inc.                      8,354,063          44,552,097                  --                  --
Calpine Corp.                               26,699,149          51,269,338                  --                  --
Carrier 1 Intl. SA ADR
  (Switzerland)                              3,395,327          35,240,770                  --                  --
Citadel Communications Corp.                 3,469,500          99,833,389                  --                  --
Galileo Technology, Ltd.                    56,487,899                  --                  --                  --
Intersil Holding Corp.                     104,346,423         104,346,423                  --                  --
Invitrogen Corp.                           151,103,754                  --                  --                  --
Marvell Technologies Group                 148,608,967                   16                 --                  --
Nextlink Communications, Inc.
  Class A**                                  7,376,673                  --                  --                  --
Sybron Dental Specialties, Inc.                     --                   5                  --                  --
Transkaryotic Therapies, Inc.                  585,000          38,029,453                  --                  --
XO Communications, Inc.**                   69,082,157         303,222,747                  --                  --
------------------------------------------------------------------------------------------------------------------
Totals                                    $598,912,081        $676,494,238                 $--        $153,403,140
------------------------------------------------------------------------------------------------------------------

 *Formerly Sybron International, Corp.

**Nextlink Communications, Inc. Class A became XO Communications, Inc.
  on September 25, 2000


Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $944,648,460 as capital gain, for its taxable year ended June 30, 2001.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Daniel L. Miller
Vice President and Fund Manager

Jeffrey R. Lindsey
Vice President and Fund Manager

Richard B. Weed
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN013-73684  852/358/983/526  8/01



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]

Putnam New Opportunities Fund
Supplement to annual Report dated 6/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 6/30/01

                                                      NAV
1 year                                              -42.96%
5 years                                              50.79
Annual average                                        8.56
10 years                                            505.02
Annual average                                       19.72
Life of fund (since class A inception, 8/31/90)     724.19
Annual average                                       21.50

Share value:                                          NAV
6/30/00                                             $98.28
6/30/01                                             $49.05
----------------------------------------------------------------------------
Distributions:     No.     Income     Capital gains     Total
                    1        --          $9.457        $9.457
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.